Semiannual
Report

Media &
Telecommunications
Fund

June 30, 1999

T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------

Media & Telecommunications Fund

o Media and telecommunications stocks staged a powerful rally during the first half, far surpassing the broad market return.

o The fund posted excellent results for the 6- and 12-month periods ended June 30, as every sector in which it invests was up strongly.

o Heated merger and acquisition activity helped performance, with more than one-third of holdings involved in deals.

o Industry allocations were largely unchanged, but we increased exposure to stocks in high-growth areas.

o We are concerned about high stock valuations and increasing government regulation but remain optimistic about the long-term prospects for our holdings.


Fellow Shareholders

Media and telecommunications stocks posted solid gains in the first half of 1999. All the sectors in which the fund invests made positive contributions to performance, enabling the fund to generate a return of nearly 30%. Results were also strong for the past 12 months. The broader market, represented by the Standard & Poor's 500 Stock Index, rose just over 12% for the half-year and almost 23% for the 12-month period.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 6/30/99                            6 Months           12 Months
--------------------------------------------------------------------------------

Media &
Telecommunications Fund                            29.90%              41.61%

S&P 500                                            12.38               22.76

Lipper Science & Technology
Funds Average                                      34.04               67.74

Your fund surpassed the S&P 500 during the 6- and 12-month periods ended June 30, 1999, but trailed the returns of the Lipper Science & Technology Funds Average for both periods. As we discussed in our annual report, Lipper has placed the fund in the technology category even though technology stocks ordinarily represent a quarter or less of fund assets. As a result, our returns often vary from the Lipper average. This was the case in 1997 when technology stocks lagged significantly and fund performance far surpassed the Lipper average.


MARKET ENVIRONMENT

The U.S. stock market once again posted surprisingly strong results in the first half of the year. Even with war raging in Kosovo and interest rates rising for most of the period, equities maintained their upward momentum as both the S&P 500 and Nasdaq finished at record levels at the end of June. Much of the story behind the bull market remained unchanged. Solid corporate profit growth, near-record merger and acquisition activity, and investor preference for large-capitalization stocks were among the key drivers of performance. However, some changes did occur. After a prolonged period in which a small group of large-cap growth stocks led the market higher, cyclical stocks finally returned to the limelight. We were encouraged to see market leadership broaden to include a wide range of stocks and sectors that had previously been left behind. As had been widely anticipated, the Federal Reserve raised the key fed funds rate a quarter point at the end of June in a preemptive strike against accelerating inflation.

The economic and regulatory environment for media and telecommunications stocks was favorable throughout the period. Profit growth was solid, and financial markets were accommodating. The most significant factor influencing portfolio sectors was heated merger and acquisition activity. At the end of June, more than one-third of fund holdings were involved in significant M&A deals. All fund sectors participated, but the distribution sector was by far the biggest beneficiary with activity that literally spanned the globe. Holdings in media, advertising, and broadcasting companies also continued to benefit from a robust advertising environment. Technology stocks shook off early concerns about a corporate spending slowdown due to Year 2000 efforts and posted good results for the first half. Our international positions were strong contributors as many factors influencing U.S. companies were at work overseas as well.

Information on Year-End Distributions
--------------------------------------------------------------------------------

To help you with tax planning, we try to give you a good idea of the per-share income and capital gain amounts our funds may distribute near year-end. In late October, we will provide estimates of these amounts, which will be paid on December 16, 1999, to shareholders of record on December 14. These preliminary numbers will be included in The Price Report mailing to shareholders in late October and will also be available on our Web site-www.troweprice.com.

We hope that these preliminary numbers will be useful to you in approximating the income and capital gains taxes you may pay on distributions to taxable accounts.

If your fund distributed any capital gains earlier in 1999, you can find the amounts on your statements and should include them in your tax planning calculations. Please keep in mind that the numbers are not final and are likely to be revised before the December 14 declaration and record date. As the fall progresses, you may want to check our Web site for revisions.

If you would like information on tax matters relating to mutual funds, please visit our Web site to download our Insights report, Tax Information for Mutual Fund Investors, or call 1-800-225-5132 to request a copy.


PERFORMANCE REVIEW

We made minimal changes to the fund's sector diversification during the past six months, but we did make several in our individual holdings. Exposure to the content sector was down one percentage point to 26% of net assets. Distribution stocks increased from 42% of assets on December 31 to 44% on June 30. Technology was flat at 18%, and international investments declined from 9% to 6%.

SECTOR ALLOCATION
--------------------------------------------------------------------------------

Distribution               44
Content                    26
Technology                 18
International               6
Reserves                    6

Based on net assets as of 6/30/99.

Within the content sector, the percentage of media and entertainment holdings was unchanged. We increased our positions in AT&T Liberty Media and Time Warner, reduced them in information-related companies such as America Online, and eliminated others including E*TRADE and Sterling Commerce. Over the past six months we initiated positions in newspaper publishers Gannett and Knight-Ridder in the belief that their valuation levels did not fully reflect their underlying assets and growth prospects. The content sector as a whole was a solid performer, with major contributions to fund performance coming from America Online, First Data, and AT&T Liberty Media.

We made modest changes to the portfolio's holdings in the distribution area, slightly reducing positions in broadcast stocks while lifting them in wireline and wireless companies. They reflect our efforts to increase exposure to the growth in broadband networks, which we consider to be the most important development in the entire media and telecommunications arena. As part of this strategy, we initiated new positions in long distance provider Sprint, competitive telecommunications carrier Time Warner Telecom (a separate position from Time Warner mentioned earlier), and Internet service provider PSINet. Distribution holdings were significantly affected by both proposed and completed M&A activity. AirTouch Communications, Jacor Communications, and Metro Networks were all eliminated from the portfolio following their acquisition by other companies or after acquisition plans were announced. The sector was the major contributor to the fund's first-half performance. The share prices of Outdoor Systems, Media One Group, and Omnipoint rose following acquisition offers. Other major contributors in the sector included Western Wireless, Pegasus Communications, and Sprint PCS Group.

In the technology area, we initiated new positions in computer storage provider EMC, telecommunications equipment manufacturer Ascend Communications (which was acquired by Lucent Technologies during the second quarter), and cable equipment manufacturer General Instrument. We eliminated Dell Computer, The Learning Company, and Electronic Arts. Positive contributors in the sector included Adobe Systems, Microsoft, and Cisco Systems.

Among our international holdings, we eliminated Telebras and Cellular Communications International, which was acquired by Olivetti, and initiated a position in NTL, a London-based alternative communications services provider. Major foreign stocks that boosted results included Nokia and Metronet Communications, which merged with AT&T's Canadian operations to form AT&T Canada.


INVESTMENT OUTLOOK

We appear to be in a situation similar to that of a year ago. As was the case then, media and telecommunications stocks did extremely well in the first half of the year because of their superior growth prospects in a world in which communications and computing capabilities are critical. We expect merger and acquisition activity to continue as companies try to take advantage of strategic opportunities created by the confluence of technology, deregulation, and the currency of rising stock prices. Relatively low interest rates and low inflation should also benefit portfolio companies and their potential for long-term profit growth.

Although this is generally a good time for our sectors, we do have concerns. The current advertising cycle has been remarkable in terms of its duration and overall strength. However, we are not complacent about the cyclical nature of the business. A slowdown is possible following the expected surge in spending related to the new millennium, the forthcoming elections, and the 2000 Olympics. We are also concerned about the federal government's increasing intrusion into the business practices of communications and technology companies. Until now, our holdings have prospered in a laissez faire atmosphere, and increased regulation could restrain future growth and strategic options. Finally, we are worried about stock valuations, which are at the high end of historical ranges. We fear that investor sentiment is once again reaching overly optimistic levels and could lead to a short-term correction.

Overall, however, we are optimistic about the opportunities provided by media and telecommunications industries and will continue to seek companies with superior growth prospects, good business models, strong management, and solid financial resources. We are encouraged to see that advanced services such as digital video and high-speed data access have progressed from early development stages to full-scale commercial deployment. These services will profoundly influence the way we communicate and conduct business in the future.

We appreciate your continuing support and reaffirm our commitment to seizing long-term investment opportunities on your behalf.

Respectfully submitted,

Brian D. Stansky
Chairman of the Investment Advisory Committee

July 23, 1999


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                 Percent of
                                                 Net Assets
                                                    6/30/99
--------------------------------------------------------------------------------

AT&T Liberty Media                                     3.2%

Clear Channel Communications                           3.0

Chancellor Media                                       3.0

Time Warner                                            2.8

MCI WorldCom                                           2.7
--------------------------------------------------------------------------------

Microsoft                                              2.5

SFX Entertainment                                      2.4

Adobe Systems                                          2.4

Sprint PCS                                             2.3

Outdoor Systems                                        2.3
--------------------------------------------------------------------------------

PanAmSat                                               2.1

First Data                                             2.0

PSINet                                                 1.9

CBS                                                    1.9

MediaOne Group                                         1.9
--------------------------------------------------------------------------------

Crown Castle International                             1.8

GTE                                                    1.8

Fox Entertainment Group                                1.8

Gannett                                                1.8

Lamar Advertising                                      1.8
--------------------------------------------------------------------------------

Premier Parks                                          1.7

Pegasus Communications                                 1.7

Knight-Ridder                                          1.7

Lucent Technologies                                    1.6

AT&T Canada                                            1.6
--------------------------------------------------------------------------------

Total                                                 53.7%

Note: Table excludes reserves.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 6/30/99

Ten Best Contributors
--------------------------------------------------------------------------------

America Online                                    35(cents)

Adobe Systems                                     35

AT&T Liberty Media                                32

Sprint *                                          30

Western Wireless                                  28

Pegasus Communications                            26

E*TRADE **                                        24

MetroNet Communications                           23

Softbank ***                                      22

First Data                                        20
--------------------------------------------------------------------------------
Total                                            275(cents)


Ten Worst Contributors
--------------------------------------------------------------------------------

Synopsys                                         -1(cents)

ICG Communications                                 1

PSINet *                                           3

NEXTLINK Communications ***                        4

BMC Software                                       4

Electronic Arts **                                 8

Imax                                              10

Sterling Commerce **                              13

Brightpoint **                                    19

Network Associates **                             41
--------------------------------------------------------------------------------
Total                                            -104(cents)


12 Months Ended 6/30/99

Ten Best Contributors
--------------------------------------------------------------------------------

America Online                                    91(cents)

E*TRADE **                                        42

AT&T Liberty Media                                41

Sprint *                                          38

MCI WorldCom                                      37

Adobe Systems                                     37

Nokia                                             32

Western Wireless                                  31

Pegasus Communications                            30

MetroNet Communications                           28
--------------------------------------------------------------------------------
Total                                            407(cents)


Ten Worst Contributors
--------------------------------------------------------------------------------

Telebras ***                                     -9(cents)

TV Azteca **                                      10

Young Broadcasting                                11

Sterling Commerce **                              14

ICG Communications *                              14

Paging Network **                                 16

Central European Media Enterprises                16

Sinclair Broadcast Group **                       17

Network Associates **                             20

Brightpoint **                                    21
--------------------------------------------------------------------------------
Total                                            -148(cents)

*   Position added.
**  Position eliminated.
*** Position added and eliminated.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. An index return does not reflect expenses, which have been deducted from the fund's return.


MEDIA & TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------

As of 6/30/99

                                            Lipper                Media &
                                            Science %             Telecommuni-
                                            Technology            cations
                         S&P 500            Funds Average         Fund

10/13/93                 10.000             10.000                10.000
6/94                      9.823              9.717                 8.485
6/95                     12.385             15.749                11.694
6/96                     15.605             17.437                14.748
6/97                     21.019             21.402                15.189
6/98                     27.359             25.411                22.348
6/99                     33.585             40.236                31.647


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                             Since    Inception
Periods Ended 6/30/99      1 Year   3 Years   5 Years    Inception         Date
--------------------------------------------------------------------------------
Media &
Telecommunications
Fund                       41.61%    28.98%     30.12%      22.34%     10/13/93

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97 and operates under a different expense structure.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights          For a share outstanding throughout each period
--------------------------------------------------------------------------------

                    6 Months      Year
                       Ended     Ended
                     6/30/99  12/31/98  12/31/97  12/31/96  12/31/95  12/31/94

NET ASSET VALUE

Beginning of
period              $  22.54  $  17.40  $  15.22  $  17.99  $  13.44  $  13.57

Investment activities
  Net investment
  income               (0.02)    (0.07)    (0.01)    (0.11)    (0.04)    (0.01)
  Net realized and
  unrealized gain
  (loss)                6.76      6.07      4.22      0.36      5.79     (0.11)

  Total from
  investment
  activities            6.74      6.00      4.21      0.25      5.75     (0.12)

Distributions
  Net investment
  income                --        --        --        --       (0.07)    (0.01)
  Net realized gain     --       (0.86)    (2.05)    (3.09)    (1.13)     --

  Total distributions   --       (0.86)    (2.05)    (3.09)    (1.20)    (0.01)

Share repurchases       --        --        0.02      0.07      --        --

NET ASSET VALUE
End of Period       $  29.28  $  22.54  $  17.40  $  15.22  $  17.99  $  13.44
                    ----------------------------------------------------------

Ratios/Supplemental Data
Total return*#        29.90%    35.14%    28.05%     1.78%    43.29%    (0.90)%

Ratio of total
expenses to average
net assets             0.99%!    1.03%     1.21%     1.22%     1.25%     1.35%

Ratio of net
investment income
to average net
assets                (0.19)%!  (0.38)%   (0.06)%   (0.55)%   (0.25)%   (0.15)%

Portfolio
turnover rate          73.5%!    48.9%     38.6%    102.9%    118.9%    133.9%

Net assets,
end of period
(in thousands)      $462,238  $246,088  $133,913  $222,556  $268,782  $200,996

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
# Based on net asset value for all periods represented, including periods prior to open-end status conversion on 7/25/97.
!    Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------
Unaudited                                                      June 30, 1999

Statement of Net Assets                                  Shares        Value
--------------------------------------------------------------------------------
                                                                 In thousands

Common Stocks  94.3%

CONTENT  26.3%

America Online *                                         60,000   $    6,630

AT&T Liberty Media *                                    400,000       14,700

Disney                                                   75,000        2,311

First Data                                              190,000        9,298

Fox Entertainment
  Group (Class A) *                                     305,000        8,216

Gannett                                                 115,000        8,208

Gartner Group (Class A) *                                93,500        1,917

Knight-Ridder                                           140,000        7,691

News Corporation ADR                                    210,000        6,628

Omnicom                                                  65,000        5,200

Penton Media                                            200,000        4,850

Premier Parks *                                         215,000        7,901

SFX Entertainment
  (Class A) *                                           175,000       11,200

SportsLine USA *                                         62,500        2,246

Time Warner *                                           175,000       12,862

Tribune                                                  70,000        6,099

Young & Rubicam                                         125,000        5,680

Total Content                                                        121,637


DISTRIBUTION  44.2%

CBS *                                                   200,000        8,688

Chancellor Media *                                      250,000       13,773

Clear Channel
  Communications *                                      200,000       13,787

Comcast (Class A
  Special)                                              175,000        6,727

Cox Communications
  (Class A) *                                           180,000        6,626

Crown Castle
  International *                                       410,000        8,520

Frontier                                                100,000        5,900

GTE                                                     110,000        8,333

High Speed Access *                                      60,700        1,555

ICG Communications *                                    165,000        3,511

Infinity Broadcasting
  (Class A) *                                           230,000        6,843

Lamar Advertising *                                     200,000        8,181

MCI WorldCom *                                          145,000       12,475

MediaOne *                                              115,000   $    8,553

Omnipoint *                                             250,000        7,227

Outdoor Systems *                                       291,200       10,629

PanAmSat *                                              250,000        9,719

Pegasus
  Communications *                                      200,000        7,881

PSINet *                                                200,000        8,737

Qwest Communications
  International *                                       117,200        3,879

RCN *                                                   125,000        5,207

SBC Communications                                       80,000        4,640

Sprint                                                   80,000        4,225

Sprint PCS *                                            115,000        6,569

Time Warner Telecom
  (Class A) *                                           194,900        5,646

Univision
  Communications *                                       76,000        5,016

Voicestream Wireless *                                  135,000        3,843

Western Wireless                                        150,000        4,055

Young Broadcasting
  (Class A) *                                            80,000        3,403

Total Distribution                                                   204,148


TECHNOLOGY  17.4%

Adobe Systems                                           135,800       11,157

BMC Software *                                          100,000        5,397

Cisco Systems *                                         110,000        7,085

EMC *                                                   125,000        6,875

General Instrument *                                    140,000        5,950

Intel                                                    75,000        4,460

Intuit *                                                 55,000        4,960

Lucent Technologies                                     110,000        7,418

Maxim Integrated Products *                             100,000        6,650

Microsoft *                                             130,000       11,716

Oracle *                                                125,000        4,641

Synopsys *                                               80,000        4,412

Total Technology                                                      80,721


INTERNATIONAL  6.4%

AT&T Canada (Class B) *                                 115,000        7,349

Imax *                                                  150,000        3,394

Nokia ADR                                                80,000   $    7,325

NTL *                                                    70,000        6,035

Vodafone ADR                                             27,500        5,418

Total International                                                   29,521

Total Common Stocks (Cost $294,789)                                  436,027


Short-Term Investments  8.6%

Money Market Funds  8.6%

Government Reserve Investment
  Fund, 4.77% #                                      39,621,600       39,622

Total Short-Term Investments (Cost $39,622)                           39,622

Total Investments in Securities

102.9% of Net Assets (Cost $334,411)                              $  475,649

Other Assets Less Liabilities                                        (13,411)

NET ASSETS                                                        $  462,238
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $     (325)

Accumulated net realized gain/loss -
net of distributions                                                  37,858

Net unrealized gain (loss)                                           141,238

Paid-in-capital applicable to 15,787,850
shares of  $0.0001 par value capital stock
outstanding; 1,000,000,000 shares authorized                         283,467

NET ASSETS                                                        $  462,238
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    29.28
                                                                  ----------

  #  Seven-day yield
  *  Non-income producing
ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
                                                                In thousands

                                                                    6 Months
                                                                       Ended
                                                                     6/30/99

Investment Income

Income
  Interest                                                         $     962
  Dividend                                                               416

  Total income                                                         1,378

Expenses
  Investment management                                                1,150
  Shareholder servicing                                                  412
  Custody and accounting                                                  59
  Prospectus and shareholder reports                                      52
  Registration                                                            21
  Legal and audit                                                          4
  Directors                                                                4
  Miscellaneous                                                            2

  Total expenses                                                       1,704
  Expenses paid indirectly                                                (1)

  Net expenses                                                         1,703

Net investment income                                                   (325)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                          36,114
  Foreign currency transactions                                          (45)

  Net realized gain (loss)                                            36,069

Change in net unrealized gain
or loss on securities                                                 53,673

Net realized and unrealized gain (loss)                               89,742

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  89,417
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   6/30/99             12/31/98

Increase (Decrease) in Net Assets
Operations
  Net investment income                       $       (325)        $       (732)
  Net realized gain (loss)                          36,069                8,185
  Change in net
  unrealized gain or loss                           53,673               44,012

  Increase (decrease) in net
  assets from operations                            89,417               51,465

Distributions to shareholders
  Net realized gain                                   --                 (9,007)

Capital share transactions*
  Shares sold                                      176,794              143,977
  Distributions reinvested                            --                  7,242
  Shares redeemed                                  (50,061)             (81,502)

  Increase (decrease) in net
  assets from capital
  share transactions                               126,733               69,717

Net Assets
Increase (decrease) during period                  216,150              112,175
Beginning of period                                246,088              133,913

End of period                                 $    462,238         $    246,088
                                              ------------         ------------

*Share information
  Shares sold                                        6,816                7,065
  Distributions reinvested                            --                    364
  Shares redeemed                                   (1,944)              (4,209)

  Increase (decrease)
  in shares outstanding                              4,872                3,220

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 1999

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Media & Telecommunications Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 13, 1993.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily, uninvested cash balances at the custodian, used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $225,828,000 and $114,895,000, respectively, for the six months ended June 30, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $334,411,000. Net unrealized gain aggregated $141,238,000 at period-end, of which $143,436,000 related to appreciated investments and $2,198,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $236,000 was payable at June 30, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $361,000 for the six months ended June 30, 1999, of which $89,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1999, totaled $951,000 and are reflected as interest income in the accompanying Statement of Operations.


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a brokerage account
or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.


Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

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10th Floor
Tampa, FL 33607

4410 ArrowsWest Drive
Colorado Springs, CO 80907

Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills, CA 91367

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.         F21-051  6/30/99